Contract


                         Sino-American Joint Venture

             Hangzhou American Flavors Dairy Products Co., Ltd.



                                  Signed by


                           Hangzhou Dairy Complex


                                     and

                        American Flavors China, Inc.

                                  Contents

1.    General Provisions

2.    Parties of the Joint-Venture

3.    Establishment of the JV Company

4.    Purpose, Scope, Scale of Production and Business

5.    Total Investment and Registered Capital

6.    Responsibilities of Each Party to the JV

7.    Board of Directors

8.    Purchase and Inspection of Equipment

9.    Labour Management

10.   Taxes, Finance, Audit and Foreign Exchange

11.   Duration

12.   Disposal of Assets Upon the Expiration of Duration

13.   Insurance

14.   Amendment alternation and Termination of the Contract

15.   Liabilities for Breach of Contract

16.   Force Majeure

17.   Applicable Law

18.   Settlement of Disputes

19.   Language

20.   Effectiveness of the Contract and Miscellaneous

                                  CHAPTER 1

                             GENERAL PROVISIONS

      In accordance with the "Law of People's Republic of China on Joint Ventures Using Chinese and Foreign Investment" and other relevant laws, decrees, and rules and regulations of the People's Republic of China (hereinafter referred to as the "PRC"), adhering to the principles of equality and mutual benefit, and through friendly negotiation; Hangzhou Dairy Complex and American Flavors china, Inc. agree to invest jointly in the setting up of a joint venture company in Hangzhou city, Zhojiang province, PRC; and the contract is hereunder stipulated.

                                  CHAPTER 2

                        PARTIES OF THE JOINT-VENTURE

                                  Article 1

      Parties to the contract are as follows:

      Party A: Hangzhou Dairy Complex [Chinese characters] registered with Hangzhou Municipal Industrial and Commercial Administration Bureau, Zhejiang province, PRC.
      Registered address: No 178 North Qiutao Road, Hangzhou
      Post Code: 310004
      Legal representative: Mr. Qim Genhua
      Nationality: Chinese

      Party B: American Flavors China, Inc. registered with the State of Delaware, U.S.A.
      Registered address: No 285 Commonwealth Avenue, Boston,
      Massachusetts 02116 U.S.A.
      Legal Representative: Ms. Florence H. Sender
      Position: Chairman
      Nationality: American

                                  CHAPTER 3

                 ESTABLISHMENT OF THE JOINT-VENTURE COMPANY

                                  Article 2

      In accordance with the "Law of the People's Republic of China on Joint Ventures Using Chinese and Foreign Investment" and other relevant laws, decrees and rules and regulations of the PRC, Party A and Party B hereby agree to set up an equity joint venture Hangzhou American Flavors Dairy Products Co., Ltd. (hereinafter referred to as the "JV") in Hangzhou, PRC.

                                  Article 3

      The name of the JV in Chinese is:
      [Chinese characters]
      The name of the JV in English is:
      Hangzhou American Flavors Dairy Products Co., Ltd.
      Registered address of the JV is: No 188 North Qiutao Road,
      Hangzhou, PRC
      Post Code: 310004

                                  Article 4

      All activities of the JV shall be governed by the laws, decrees and pertinent rules and regulations of PRC.

                                  Article 5

      The organization of the JV is a limited liability company. Each party to this contract is only liable to the JV within the limit of the investment subscribed by the party. The profits, loss and risk of the JV shall be shared between Party A and Party B in proportion to their respective contribution to the JB's registered capital.

                                  CHAPTER 4

              PURPOSE, SCOPE, SCALE OF PRODUCTION AND BUSINESS

                                  Article 6

      The purpose of Parties A and B in setting up the JV is to substantiate the good will of both Parties A and B in strengthening economic cooperation and technical exchange; by adopting appropriate and advanced technology and management method to produce and sell dairy products, drinks with milk content and fruit juices; to improve the products quality, develop new products, so as to achieve a high degree of competitiveness in quality and price in the domestic market; and to enable both Parties A and B to realize a satisfactory economic return.

                                  Article 7

      The scope of production and business of the JV is to produce and sell dairy products, drinks with mild content and fruit juices.

                                  Article 8

       The scale of production of the JV is:

       -   ice cream    2,500 mt / year
       -   UHT milk     5,500 mt / year
       -   milk powder  1,200 mt / year

      and shall increase with future development of business and production.

                                  CHAPTER 6

                 TOTAL INVESTMENT AND THE REGISTERED CAPITAL

                                  Article 9

      The total amount of investment of the JV is USD 10,000,000-.

                                 Article 10

      The total investment contributed by party A and party B is USD 5,100,000- and shall be the registered capital of the JV, of which party A shall contribute USD 2,448,000-, accounting for 48% of the registered capital; Party B shall contribute USD 2,652, 000-, accounting for 52% of the registered capital.

                                 Article 11

      Parties A and B shall contribute the following as their investments.

      Party A: the existing factory building, machinery, management facilities and other fixed items valued at USD 2,448,000-, (See Appendix II "Agreement on Party A's Contribution to the Joint Venture's Registered Capital).

      Party B: USD 2,652,000-, of which USD 42,000- is in cash, the remaining USD 2,610,000- shall be contributed in the form of imported equipment (See Appendix III, "Agreement on Party B's Contribution to the JV's Registered Capital")

                                 Article 12

      The registered capital of the JV shall be contributed by parties A and B in accordance with the following schedule.

      (1) Within three months from the date of the JV's business license is issued, party A shall contribute all of its investment to the JV; Party B shall remit USD 42,000- cash to the bank account of the JV.

      (2) From the date of the JV's business licence issued and before the end of April, 1994, party B shall deliver the equipment, valued at USD 2,610,000- at Chinese ports designated by the JV and provide a complete set of clean bill of lading to the JV.

      The USD 4,900,000- balance between the total amount of investment and registered capital of the JV shall be made up in the following ways:

      (1) USD 3,400,000-, when required by the JV, JV shall obtain loan(s) from the bank.

      (2) USD 1,500,000 shall be loaned to the JV by parties A and B according to their respective investment proportion. The detailed schedule, amount and currency shall be decided by the Board of Directors of the JV.

                                 Article 18

      If either party intends to transfer all or part of its investment in the JV to a third party, unanimous approval of the Board of Directors and approval from the original examination and approval authority shall be obtained.

      When one party transfers all or part of its investment, the other party shall have a first right of refusal.

      The terms and conditions of such transfer to a third party shall not be more favourable than those offered to the other party of the JV.

                                  CHAPTER 8

                  RESPONSIBILITIES OF EACH PARTY TO THE JV

                                 Article 14

      Parties A and B shall be responsible for the following matters respectively:

      Party A:

      1. application to all relevant authorities in the PRC for approval, registration, business licence and other matters concerning the establishment of the JV;

      2. providing its investment in the registered capital in accordance with Chapter 5;

      3. assisting the JV in the design and construction work concerning the necessary re-construction of the factory building and auxiliary facilities; assisting the JV in ascertaining such basic facilities as water, electricity supply, road, steam and waste disposal;

      4. assisting the JV in recruiting Chinese management personnel, technical personnel, workers and other personnel needed;

      5. In accordance with "Party A supply Agreement" signed between Party A and the JV, Party A shall supply the materials and relative services needed to the JV;

      6.  handling all other matters entrusted by the JV.

      Party B

      1. providing its investment in the registered capital in accordance with Chapter 5;

      2. assisting the JV, when entrusted by the JV, outside the PRC with selecting and purchasing machinery and equipment;

      3. responsible for the installation, modification and trial production of the imported equipment and responsible for the expenses of related personnel engaged for such purposes; and providing technical information and assistance in the technical improvement, and adopting the imported equipment to the existing factory building, its equipment and auxiliary facilities.

      4.  training the technical personnel and workers for the JV;

      5.  handling the other matters entrusted by the JV.

                                  CHAPTER 7

                             BOARD OF DIRECTORS

                                 Article 15

      A Board of Directors of the JV shall be established and become effective on the date on which the JV's business licence is issued.

                                 Article 16

      The Board of Directors (hereinafter referred to as the BOD) shall comprise of six (6) directors, of which three (3) shall be appointed by Party A and three (3) by Party B. A director appointed by Party B shall serve as the Chairman of the BOD and a director by Party A shall serve as the Vice-Chairman. The appointment of the first BOS's director, Chairman and Vice-Chairman is for a term of four (4) years. Any director may serve consecutive terms if appointed by the Party which originally appointed him.

                                 Article 17

      The BOD shall be the highest authority of the JV, and shall decide all major issues concerning the company. Unanimous approval of all directors at the BOD's meeting shall be required before any decisions are made concerning the following major issues:

      1.  Alteration of the Articles of Association of the JV.
      2. Termination and dissolution and extension of the duration of the JV.
      3.  Increase and transfer of the JV's registered capital.
      4.  Merger of the JV with other economic organizations.
      5. Loan or any form of indebtedness and/or purchase of fixed assets exceeding USD 500,000. The decision thereof shall be signed by all the directors of party A and sent to all the directors of Party B for their signatures and then put into implementation.

      Decisions on the following issues shall be valid when adopted by a majority of the total number of directors and shall have the approval of one Party's A appointee and one Party B's appointee to the BOD;

      1) deciding and approving the important reports submitted by the General Manager e.g., production plan, annual business report, loans, etc.

      2) approving annual financial report, budget of receipts and expenditures, distribution plan of annual profit.

      3)  adopting major rules and regulations of the JV.

      4) deciding the timing and location to set up branches of the JV inside and outside of China.

      5)  amending rules and regulations of the JV.

      6) deciding the employment dismissal, responsibilities, welfare and term and condisitons of employment.

      7) deciding the liquidation procedures, principles and members of the liquidation committee after the termination and dissolution of the JV.

      8) deciding the drawing ratio of the "three funds" and all type of insurance.

      9) deciding all other major issues deemed necessary to be decided at BOD's meeting.

                                 Article 18

      The JV shall establish management organization responsible for the JV's day-to-day management of the JV.

      The JV shall have a General Manager to be appointed by Party A and a Deputy General Manager to be appointed by Party B. Both appointments shall be approved by the BOD. The term of office for the General Manager and Deputy General Manager is four (4) years and may serve consecutive term if re-appointed.

                                 Article 19

      The responsibility of the General Manager is to carry out the decisions of the BOD, organize and conduct the day to day management of the JV, the Deputy General Manager shall assist the General Manager in his work. The management organization shall establish several departments. The department manager shall be responsible for the operation of their respective department, handling the matters instructed by the General Manager and shall be responsible to them.

                                 Article 20

      In case of graft or serious dereliction of duty on the part of the General Manager and the Deputy General Manager, the BOD shall have the power to dismiss them at any time deemed necessary.

                                  CHAPTER 8

                    PURCHASE AND INSPECTION OF EQUIPMENTS

                                 Article 21

      Under the same conditions, the equipments, transportation vehicles and office articles needed by the JV shall be given priority to be purchased inside China.

                                 Article 22

      In the event the JV entrusts Party B to select and purchase equipment outside China, a import contract shall be worked out under the relevant regulations of the PRC. Party B shall ensure the equipment to be up to date, suitable for use and the price thereof reasonable. Party B shall invite party A to send personnel to participate in the purchase. The expenses thus incurred shall be born by the JV.

                                 Article 23

      The equipment purchased from outside China by the JV shall be subject to the inspection of Chinese commodity inspection authority under the Commodity Inspection Regulations of PRC.

                                  CHAPTER 9

                              LABOUR MANAGEMENT

                                 Article 24

      Employment, recruitment, dismissal, salary, welfare, labor insurance, labor protection, performance bonus and disciplinary actions and other matters concerning the staff and workers of the JV shall be handled in accordance with the "Regulations of PRC on Labour Management in Joint Ventures Using Chinese and Foreign Investment" and other relative regulations.

      The BOD shall formulate a plan for labor management, and the JV shall constitute and sign Contracts of Employment with the JV's trade union collectively or the workers individually to cover the terms and conditions of employment, and other labor related issues.
Upon the constituting and signing of the employment contract, it shall be filed with the labor management department.

                                 Article 25

      The employment, salary, social insurance, welfare and travel expense standard of the high-ranking managerial personnel nominated by Parties A and B shll be discussed and decided at BOD's meeting.

                                 CHAPTER 10

                 TAXES, FINANCE, AUDIT AND FOREIGN EXCHANGE

                                 Article 26

      The JV and its staff and workers shall pay taxes in accordance with the related Chinese laws and regulations.

                                 Article 27

      Allocations for reserve funds, development funds, welfare funds and bonuses for staff and workers shall be set aside in accordance with the "Law of the People's Republic of China on Joint Ventures Using Chinese and Foreign Investment". The proportion of allocations shall be decided manually by the BOD according to the business situations of the JV.

                                 Article 28

      The fiscal year of the JV shall be from January (1) to December 31 of the Gregorian Calendar.

      All vouchers, account books, statistic statement and reports shall be written in Chinese and English.

                                 Article 29

      The joint venture's financial and accounting system shall be subject to the related Chinese regulations and be filed with the local finance and tax authority.

                                 Article 30

      All the JV's expenditure vouchers shall be valid only after being signed by the General Manager or his authorized representative.

                                 Article 31

      The JV's financial matters shall be examined and checked by the registered Chinese accountant engaged by the JV. The report thereof shall be provided to the BOD and the General Manager.

      If either party considers it necessary that foreign accountant or auditor shall be independently appointed to examine the annual financial affairs, the JV shall grant its consent. All the expenses incurred shall be born by the engaging party.

                                 Article 32

      Within the first three months of each fiscal year, the General Manager shall be responsible for preparing the balance sheet, profit and loss statement and profit distribution plan of the previous year an deliver such to the BOD for examination and approval.

      Within the last three months of each fiscal year, the General Manager shall prepare the forecast of profit distribution plan and forecast of various funds allocation plan and submit such to the BOD, for examination.

      The general manager shall prepare monthly and quarterly financial reports and present to the BOD.

                                 Article 33

      All the JV's matters relating to foreign exchange shall be handled under the "Provisional Regulations on Foreign Exchange Control of PRC" and other related regulations. In the event the JV experiences an imbalance in foreign exchange, profit to be distributed to Parties A and B shall be in terms of renminbi (RMB).

                                 CHAPTER 11

                                  DURATION

                                 Article 34

      The duration of the JV is twenty (20) years.

      The date of issuance of the JV's business licence is the date when the JV is established.

      Upon the unanimous approval from the BOD meeting, the application for extension of duration proposed by one party may be, not later than 180 days prior to the expiration date, submitted to the examination and approval authority.

                                 CHAPTER 12

               DISPOSAL OF ASSETS UPON EXPIRATION OF DURATION

                                 Article 355

      Upon the expiration or early termination of the JV, the JV shall proceed with liquidation in accordance with laws. After liquidation, the property of the JV shall be distributed in proportion to each party's investment in the registered capital of the JV.

                                 CHAPTER 13

                                  INSURANCE

                                 Article 36

      Insurance policies of the JV on various kinds of risks shall be underwritten with the insurance organizations in China. The types, values, duration and terms of insurance shall be discussed and decided by the BOD in accordance with relevant regulations of such insurance organizations.

                                 CHAPTER 14

                          AMENDMENT ALTERATION AND
                         TERMINATION OF THE CONTRACT

                                 Article 37

      Any amendment or alteration to this contract, or to any of the appendices annexed hereto, shall come into force only after a written agreement providing for such amendments or alterations has been duly signed by Parties A and B, and approved by the original examination and approval authorities.

                                 Article 39

      Should the JV be unable to continue its operations or achieve the business stipulated in this contract due to the fact that any one party hereto fails to fulfill its lawful obligation to this contract or the Articles of Association, or seriously violates the terms of this contract or Articles of Association, then the party concerned shall be deemed to be unilaterally terminating this contract, and the other party to this contract has the right to claim damages from the party concerned in addition to the right to submit to the original examination and approval authorities for approval to terminate this contract, if all parties to this contract agree to continue to operate the JV under such circumstance, the breach of contract party shall be liable for the economic losses thus cuased to the JV.

                                 CHAPTER 15

                     LIABILITIES FOR BREACH OF CONTRACT

                                 Article 40

      If any one of Parties A and B does not make its contributions to the registered capital on schedule in accordance with the terms stipulated in CHAPTER 5 of this contract, the party which is on breach of contract shall pay to the other party who has made its contribution to the registered capital on schedule, an amount equal to 1% of its subscribed investment in the registered capital, ofr every month starting from the date of such delay in making contribution to the registered capital. If the delay of such nature is over a period of three (3) months, the party which abides by the contract has the right to proceed with the termination of this contract as stipulated in Article 39 and claim damages from the breach of contract party, in addition to the right to claim the cumulative penalty in the amount of 8% of its subscribed investment in the registered capital.
In the event that either party should delay its contribution due to the events stipulated in Article 42, such party shall not be reliable in any way.

                                 Article 41

      Due to the fault of any one of the parties to this contract which prevents the execution, wholly or partially, of this contract, Articles of Association and Appendices, the defaulting party shall be responsible for all the liabilities of the breach of contract. If in the event that both parties to this contract are in breach of contract, each party hall be responsible for the liabilities incurred by its breachof contract according to the actual situation.

                                 CHAPTER 16

                                FORCE MAJEURE

                                 Article 42

      Should either party to this contract be prevented from performing this contract or be unable to perform this contract according to its terms and conditions by force majeure, such as earthquake, typhoon, flood, fire, war and other unforseen events, the happening and consequences of which are unpresentable and unavoidable, the affected party should notify the other party to the contract by telex without any delay and within 15 days thereafter provide the detailed information of the event and valid certifying documents evidencing the occurrence of the event of force majeure. Such documents should be issued by a public notary organization from where the force majeure occurred, explaining the reason for the affected Party's inability to perform or delay in performing, all or part of this contract. Depending on the extent the performing of this contract is affected, the parties to this contract shall, through consultation, decide whether to terminate this contract, or to exempt the performance of part of the obligation to this contract, or postpone the performance of this contract.

                                 CHAPTER 17

                               APPLICABLE LAW

                                 Article 43

      The making of this contract, its validity, interpretation and execution, and settlement of any disputes concerning this contract shall be governed by the laws and regulations of the PRC.

      After the effectiveness of the contract, if and when there should be any amendments of the Chinese laws and/or regulations, the parties may continue to execute the contract under Article 40of the PRC Law on Foreign-Related Economic Contract."

                                 CHAPTER 18

                           SETTLEMENT OF DISPUTES

                                 Article 44

      Any disputes arising from the execution of, or in connection with, this contract shall be settled through friendly consultation between both parties to the contract. In the event that settlement cannot be reached through consultations, the disputes shall be submitted for arbitration. The defending party shall choose to be heard at the Arbitration Institute of Stockholm Chamber of Commerce in Sweden or China International Economic and Trade Arbitration Commission. In the event that both parties to this contract propose arbitration, the case for arbitration shall be submitted to the Arbitration Institute of Stockholm Chamber of Commerce. The arbitration verdict shall be final and binding on all parties to this contract. The arbitration fee shall be borne by the losing party.

                                 Article 45

      During the course of arbitration, this contract shall continue to be performed except for the part which the parties to this contract are disputing and which is undergoing arbitration.

                                 CHAPTER 19

                                  LANGUAGE

                                 Article 46

      This contract shall be written in Chinese and in English. Both versions carry the same force and effect.

                                 CHAPTER 20

                        EFFECTIVENESS OF THE CONTRACT
                              AND MISCELLANEOUS

                                 Article 47

      The appendices to this contract are stipulated in accordance with the